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                                                                   Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 2002, included in the Annual Report of Smith International, Inc. on Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this Registration Statement.



                                                   /s/ ARTHUR ANDERSEN LLP


Houston, Texas
May 20, 2002